As filed with the Securities and Exchange Commission on September 28, 1995

                                                      Registration No. 33-64938*




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                       To
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


A.       Exact name of trust:     EMPIRE STATE MUNICIPAL EXEMPT TRUST,
                                  GUARANTEED SERIES 97 AND
                                  GUARANTEED SERIES 98


B.       Name of depositors:      GLICKENHAUS & CO.
                                  LEBENTHAL & CO., INC.

C.       Complete address of depositors' principal executive offices:

                  GLICKENHAUS & CO.         LEBENTHAL & CO., INC.
                  6 East 43rd Street        120 Broadway
                  New York, NY 10017        New York, NY 10271

D.       Name and complete address of agent for service:

         SETH M. GLICKENHAUS                JAMES A. LEBENTHAL
         Glickenhaus & Co.                  Lebenthal & Co., Inc.
         6 East 43rd Street                 120 Broadway
         New York, NY 10017                 New York, NY 10271



         Copy of comments to:
         MICHAEL R. ROSELLA, ESQ.
         Battle Fowler LLP
         75 East 55th Street
         New York, NY 10022
         (212) 856-6858




It is proposed that this filing become effective (check appropriate box)


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[x]  on September 29, 1995 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (       date       ) pursuant to paragraph (a) of Rule 485





* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 97 and Guaranteed Series 98 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-64938 and 33-49859, respectively) under the Act.



C/M:  10726.0053 299353.1



                                   EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 97
                                                   AND GUARANTEED SERIES 98

                                                     CROSS-REFERENCE SHEET

                                             Pursuant to Rule 404 of Regulation C
                                               under the Securities Act of 1933

                                         (Form N-8B-2 Items required by Instruction as
                                                to the Prospectus in Form S-6)


                          Form N8B-2                                  Form S-6
                         Item Number                            Heading in Prospectus

                                           I. Organization and General Information

 1.     (a)   Name of trust...................                   Prospectus front cover
        (b)   Title of securities issued......                           "
 2.     Name and address of each depositor..                     Sponsors
 3.     Name and address of trustee.........                     Trustee
 4.     Name and address of principal
           underwriters......................                    Sponsors; Public Offering --
                                                                         Distribution of Units; Back Cover
 5.     State of organization of trust......                     The Trust
 6.     Execution and termination of
           trust agreement...................                    The Trust; Amendment and Termination of
                                                                   the Trust Agreement
 7.     Changes of name.....................                     Not Applicable
 8.     Fiscal year.........................                             "
 9.     Litigation..........................                     None

                               II. General Description of the Trust and Securities of the Trust

10.     (a) Registered or bearer
              securities.....................                    Rights of Unit Holders
        (b) Cumulative or distributive
              securities.....................                     "
        (c) Redemption......................                      "
        (d) Conversion, transfer, etc.......                      "
        (e) Periodic payment plan...........                     Not Applicable
        (f) Voting rights...................                     Amendment and Termination of the Trust
                                                                         Agreement
        (g)   Notice to certificateholders....                   Rights of Unit Holders--Reports and
                                                                         Records; Sponsors--Responsibility;
                                                                         Trustee--Resignation; Amendment and
                                                                         Termination of the Trust Agreement
        (h)   Consents required...............                   Sponsors--Responsibility; Amendment and
                                                                         Termination of the Trust Agreement
        (i)   Other provisions................                   The Trust--Tax Status
11.     Type of securities
           comprising units..................                    Prospectus front cover; The Trust--
                                                                         Portfolio
12.     Certain information regarding
           periodic payment certificates.....                    Not Applicable
13.     (a)   Load, fees, expenses, etc.......                   Prospectus front cover; Summary of
                                                                         Essential Financial Information;
                                                                         Rights of Unit Holders--Expenses and
                                                                         Charges; Public Offering--Offering
                                                                         Price; Public Offering--Market for
                                                                         Units


                                                             ii
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




        (b)   Certain information regarding
              periodic payment certificates...                   Not Applicable
        (c)   Certain percentages.............                   Public Offering--Offering Price
        (d)   Certain other fees, etc. payable                   Rights of Unit Holders--Certificates
              by holders......................
        (e)   Certain profits receivable by
              depositors, principal
              underwriters, trustee or
              affiliated persons..............                   Public Offering--Offering Price; Rights
                                                                 of Unit Holders--Redemption--Purchase by
                                                                 the Sponsors of Units Tendered for
                                                                 Redemption
        (f)   Ratio of annual charges
              to income.......................                   Not Applicable
14.     Issuance of trust's securities......                     The Trust; Rights of Unit Holders--
                                                                         Certificates
15.     Receipt and handling of payments
           from purchasers...................                    Public Offering--Offering Price;
                                                                 Amendment and Termination of the Trust
                                                                 Agreement
16.     Acquisition and disposition of
           underlying securities.............                    The Trust--Portfolio; Sponsors--
                                                                         Responsibility
17.     Withdrawal or redemption............                     Public Offering--Market for Units;
                                                                         Rights of Unit Holders--Redemption
18.     (a)   Receipt, custody and
              disposition of income...........                   The Trust--Portfolio--General
                                                                         Considerations; Insurance on the
                                                                         Bonds; Public Offering--Offering
                                                                         Price; Rights of Unit Holders--
                                                                         Distribution of Interest and
                                                                         Principal; Rights of Unit Holders--
                                                                         Reports and Records; Amendment and
                                                                         Termination of the Trust Agreement
        (b)   Reinvestment of distributions...                   Automatic Accumulation Account
        (c)   Reserves or special funds.......                   Rights of Unit Holders; Rights of Unit
                                                                         Holders--Distribution of Interest and
                                                                         Principal; Expenses and Charges--Other
                                                                         Charges; Amendment and Termination of
                                                                         the Trust Agreement
        (d)   Schedule of distributions.......                   Not Applicable
19.     Records, accounts and reports.......                     Rights of Unit Holders--Reports and
                                                                         Records; Rights of Unit Holders--
                                                                         Distribution of Interest and
                                                                         Principal; Amendment and Termination
                                                                         of the Trust Agreement
20.     Certain miscellaneous provisions
           of trust agreement................                    Sponsors--Resignation; Trustee--
                                                                         Resignation; Trustee--Limitations on
                                                                         Liability; Amendment and Termination
                                                                         of the Trust Agreement
        (a)   Amendment.......................                           "
        (b)   Termination.....................                           "
        (c)   and (d) Trustee, removal and
              successor.......................                     "
        (e)   and (f) Depositor, removal
              and successor...................                     "
21.     Loans to security holders...........                     Not Applicable


                                                             iii
C/M:  10726.0053 299353.1





22.     Limitations on liability............                     The Trust--Portfolio; Sponsors--
                                                                         Limitations on Liability; Trustee--
                                                                         Limitations on Liability
23.     Bonding arrangements................                     Additional Information--Item A
24.     Other material provisions
           of trust agreement................                    Not Applicable

                               III. Organization, Personnel and Affiliated Persons of Depositor

25.     Organization of depositor..........                      Sponsors
26.     Fees received by depositors........                      Not Applicable
27.     Business of depositors.............                      Sponsors
28.     Certain information as to
           officials and affiliated
           persons of depositor..............                    Contents of Registration Statement
29.     Voting securities of depositors.....                     Not Applicable
30.     Persons controlling depositors......                             "
31.     Payments by depositors for certain
           services rendered to trust........                            "
32.     Payment by depositors for certain
           other services rendered to trust..                            "
33.     Remuneration of employees of
        depositors for certain services
        rendered to trust...................                             "
34.     Remuneration of other persons for
        certain services rendered to trust..                             "

                                        IV. Distribution and Redemption of Securities

35.     Distribution of trust's
           securities by states..............                    Public Offering--Distribution of Units
36.     Suspension of sales of trust's
           securities........................                    Not Applicable
37.     Revocation of authority
           to distribute.....................                            "
38.     (a)   Method of distribution..........                   Public Offering--Distribution of Units
        (b)   Underwriting agreements.........                           "
        (c)   Selling agreements..............                           "
39.     (a)   Organization of principal
              underwriters....................                   Sponsors
        (b)   N.A.S.D. membership of
              principal underwriters..........                           "
40.     Certain fees received by
           principal underwriters............                    Not Applicable
41.     (a)   Business of principal
              underwriters....................                   Sponsors
        (b)   Branch offices of principal
              underwriters....................                   Not Applicable
        (c)   Salesmen of principal
              underwriters....................                           "
42.     Ownership of trust's
           securities by certain persons.....                            "
43.     Certain brokerage commissions
           received by principal
           underwriters......................                            "
44.     (a)   Method of valuation.............                   Prospectus front cover; Public
                                                                         Offering--Offering Price;
                                                                         Offering--
        (b)   Schedule as to offering price...                   Not Applicable


                                                             iv
C/M:  10726.0053 299353.1





        (c)   Variation in offering price
              to certain persons..............                   Public Offering--Offering Price; Public
                                                                         Offering--Distribution of Units
45.     Suspension of redemption rights.....                     Not Applicable
46.     (a)   Redemption valuation............                   Rights of Unit Holders--Redemption--
                                                                 Computation of Redemption Price per Unit
        (b)   Schedule as to redemption
              price................                              Not Applicable
47.     Maintenance of position in
           underlying securities.............                    Public Offering--Market for Units;
                                                                         Rights of Unit Holders--Redemption--
                                                                         Purchase by the Sponsors of Units
                                                                         Tendered for Redemption; Rights of
                                                                         Unit Holders--Redemption--Computation
                                                                         of Redemption Price per Unit

                                      V. Information Concerning the Trustee or Custodian

48.     Organization and regulation
           of trustee........................                    Trustee
49.     Fees and expenses of trustee........                     Rights of Unit Holders--Expenses and
                                                                         Charges; Rights of Unit Holders--
                                                                         Distribution of Interest and Principal
50.     Trustee's lien......................                     Rights of Unit Holders--Expenses and
                                                                         Charges--Other Charges; Rights of Unit
                                                                         Holders--Distribution of Interest and
                                                                         Principal

                                VI. Information Concerning Insurance of Holders of Securities

51.     Insurance of holders of
           trust's securities................                    Insurance on the Bonds

                                                  VII. Policy of Registrant

52.     (a)   Provisions of trust agreement
              with respect to selection or
              elimination of underlying
              securities......................                   Prospectus front cover;
                                                                         Sponsors--Responsibility
        (b)   Transactions involving
              elimination of underlying
              securities......................                   Not Applicable
        (c)   Policy regarding substitution
              or elimination of underlying
              securities......................                   Sponsors--Responsibility
        (d)   Fundamental policy not
              otherwise covered...............                   Not Applicable
53.     Tax status of trust.................                     Prospectus front cover; Tax
                                                                         Status

                                         VIII. Financial and Statistical Information

54.     Trust's securities during
           last ten years....................                    Not Applicable
55.     Certain information regarding
           periodic payment certificates.....                            "
56.     Certain information regarding
           periodic payment certificates.....                            "


                                                             v
C/M:  10726.0053 299353.1





57.     Certain information regarding
           periodic payment certificates.....                            "
58.     Certain information regarding
           periodic payment certificates.....                            "
59.     Financial Statements
        (Instruction 1(c) to Form S-6)......                     Statement of Net Assets; Statements of
                                                                         Operations; Statements of Changes in
                                                                         Net Assets


                                                             vi
C/M:  10726.0053 299353.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97


            Prospectus, Part I 11,906 Units Dated: September 29, 1995


             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.


     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest income to the Trust, and, with certain exceptions, to Unit holders is exempt from all regular federal, New York State and New York City income taxes, but may be subject to state and local taxes in other jurisdictions. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.


     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.


     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.


     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

C/M  10726.0053 300059.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 97


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1995



                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:         $11,915,000

Number of Units:                                               11,906

Fractional Undivided Interest in the Trust Per Unit:         1/11,906

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):     $10,675,995.75
                                                       ==============

Sponsors' Repurchase Price Per Unit:                          $896.69

Plus Sales Charge(1):                                           56.23

Public Offering Price Per Unit(2):                            $952.92

Redemption Price Per Unit(3):                                 $896.69

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                            $56.23

Weighted Average Maturity of Bonds in the Trust:         21.908 years


Evaluation Time:                                2:00 p.m., New York Time, on the
                                                day next following  receipt by a
                                                Sponsor  of an order  for a Unit
                                                sale  or   purchase  or  by  the
                                                Trustee of a Unit  tendered  for
                                                redemption.


Annual Insurance Premium:                       $30,173


Evaluator's Fee:                                $.55 for each  issue of Bonds in
                                                the   Trust   for   each   daily
                                                valuation.

Trustee's Annual Fee:                           For each $1,000 principal amount
                                                of  Bonds  in  the  Trust,  $.91
                                                under the monthly and $.51 under
                                                the   semi-annual   distribution
                                                plan.

Sponsors' Annual Fee:                           Maximum of $.25 per $1,000  face
                                                amount of underlying Securities.

Date of Deposit:                                July 15, 1993

Date of Trust Agreement:                        July 15, 1993

Mandatory Termination Date:                     December 31, 2042

Minimum Principal Distribution:                 $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:           $2,000,000

                                                          -2-
C/M  10726.0053 300059.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 97


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1995
                                   (Continued)



                                                        Monthly     Semi-annual


P   Estimated Annual Interest Income:                   $54.90           $54.90
    Less Annual Premium on Portfolio Insurance            2.53             2.53
E      Less Estimated Annual Expenses                     1.65             1.14
                                                         -----            -----

R   Estimated Net Annual Interest Income:               $50.72           $51.23
                                                        ======           ======


U   Estimated Interest Distribution:                     $4.22           $25.61

N   Estimated Current Return Based on Public
    Offering Price (4):                                  5.32%            5.38%
I
 Estimated Long-Term Return Based
T      on Public Offering Price (5):                     5.53%            5.59%

 Estimated Daily Rate of Net Interest
    Accrual:                                           $.14088          $.14230


 Record Dates:                                      15th Day of 15th Day of May
                                                        Month     and November

 Payment Dates:                                     1st Day of  1st Day of June
                                                         Month     and December


----------------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.


2. Plus accrued interest to July 6, 1995, the expected date of settlement, of $11.93 monthly and $16.24 semi- annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."


4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.


                                                          -3-
C/M  10726.0053 300059.1

 Portfolio Information

 On May 31, 1995, the bid side valuation of 67.5% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 32.5% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

 Special Factors Concerning the Portfolio


 The Portfolio consists of 9 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 44.9% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 12.2% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 42.9% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

 Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, 4 (44.9%); Appropriations, 1 (12.2%); Revenue: Water and Sewer, 1 (20.0%); Escrowed to Maturity, 1 (7.0%); and Special Tax, 2 (15.9%). The Trust is deemed to be concentrated in the General Obligation Bonds category.1 All Bonds in the Portfolio are original issue discount bonds, of which one is a zero coupon bond. On May 31, 1995, 1 issue (7.0%) was rated AAA, 3 issues (35.2%) were rated A, and 3 issues (25.6%) were rated A- by Standard & Poor's Corporation; 1 issue (19.6%) was rated A and 1 issue (12.6%) was rated Baa1 by Moody's Investors Service, Inc.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

 Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "Tax Status" in Part II of this Prospectus.)


 Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

----------------------------

     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                                                          -4-
C/M  10726.0053 300059.1

 Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. For tax years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).


                                                          -5-
C/M  10726.0053 300059.1

                          INDEPENDENT AUDITORS' REPORT
                 ----------------------------------------------

                 ----------------------------------------------





The Sponsors, Trustee and Unit Holders of Empire State Municipal
    Exempt Trust, Guaranteed Series 97:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 97, including the bond portfolio, as of May 31, 1995, and the related statements of operations and changes in net assets for the year ended May 31, 1995 and for the period July 22, 1993 through May 31, 1994. These financial statements are the responsibility of the Sponsors. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 97 as of May 31, 1995, and the results of its operations and changes in net assets for the year ended May 31, 1995 and for the period July 22, 1993 through May 31, 1994, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
June 30, 1995


                                                          -6-
C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1995
         --------------------------------------------------------------

         --------------------------------------------------------------





CASH........................................        $63 088

INVESTMENTS IN SECURITIES, at market value
     (cost $11,310,330).....................     10 874 858

ACCRUED INTEREST RECEIVABLE.................        235 835
                                                   --------

    Total trust property....................     11 173 781

LESS - ACCRUED EXPENSES.....................          1 760
                                                     ------

NET ASSETS..................................    $11 172 021
                                                ===========


NET ASSETS REPRESENTED BY:

                                      Monthly        Semi-annual
                                   distribution     distribution
                                       plan             plan             Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS......................  $6 118 380     $4 756 812     $10 875 192

UNDISTRIBUTED NET INVESTMENT
    INCOME.........................     104 250        192 579         296 829
                                       --------       --------        --------

           Total value.............  $6 222 630     $4 949 391     $11 172 021
                                     ==========     ==========     ===========

UNITS OUTSTANDING..................       6 700          5 209          11 909
                                         ======         ======         =======

VALUE PER UNIT.....................     $928.75        $950.16
                                        =======        =======



     See accompanying notes to financial statements.

                                                      -7-
C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97

                            STATEMENTS OF OPERATIONS
            ---------------------------------------------------------

            ---------------------------------------------------------



                                                                Period
                                             Year ended      July 22, 1993
                                            May 31, 1995    to May 31, 1994



INVESTMENT INCOME - INTEREST...............     $656 816          $563 640
                                                --------          --------

EXPENSES:
 Trustee fees  ............................       10 697             8 562
 Evaluation fees...........................        1 245             1 013
 Insurance premiums........................       30 333            26 703
 Sponsors' advisory fees...................        3 008             2 625
 Auditors' fees............................        1 800                 -
                                                 -------         ---------

     Total expenses........................       47 083            38 903
                                                 -------           -------

NET INVESTMENT INCOME......................      609 733           524 737

REALIZED LOSS ON SECURITIES SOLD
 OR REDEEMED (Note 4)......................      (11 713)                -

NET CHANGE IN UNREALIZED MARKET
 APPRECIATION (DEPRECIATION) (Note 3)......      449 414          (884 886)
                                                --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................   $1 047 434         $(360 149)
                                              ==========         =========


     See accompanying notes to financial statements.

                                                      -8-
C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97

                       STATEMENTS OF CHANGES IN NET ASSETS
           ----------------------------------------------------------

           ----------------------------------------------------------




                                                                     Period
                                                 Year ended       July 22, 1993
                                                ay 31, 1995    to May, 31, 1994
OPERATIONS:
   Net investment income........................    $609 733          $524 737
   Realized loss on securities
     sold or redeemed...........................     (11 713)                -
   Net change in unrealized market
     appreciation (depreciation)................     449 414          (884 886)
                                                    --------         ---------

          Net increase (decease) in net
            assets resulting from operations....   1 047 434          (360 149)
                                                  ----------         ---------

DISTRIBUTIONS TO UNIT HOLDERS:
   Accrued interest to Date of Deposit..........           -          (151 625)
   Net investment income........................    (614 462)          (71 554)
                                                   ---------          --------

          Total distributions...................    (614 462)         (223 179)
                                                   ---------         ---------

CAPITAL SHARE TRANSACTIONS:
   Redemption of 91 and -0- units...............     (75 429)                -
                                                    --------         ---------

NET INCREASE (DECREASE) IN NET ASSETS...........     357 543          (583 328)

NET ASSETS:
   Beginning of year............................  10 814 478        11 397 806
                                                 -----------       -----------

   End of year.................................. $11 172 021       $10 814 478
                                                 ===========       ===========

DISTRIBUTIONS PER UNIT (Note 2):
   Interest:
     Monthly plan...............................      $50.69            $28.17
     Semi-annual plan...........................      $51.23             $7.11


     See accompanying notes to financial statements.

                                                      -9-
C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97

                          NOTES TO FINANCIAL STATEMENTS
            ---------------------------------------------------------

            ---------------------------------------------------------





NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

 General

        The Trust is registered under the Investment Company Act of 1940.

 Securities

        Securities transactions are recorded on a settlement date basis which does not differ materially from the trade date. Securities are stated at bid side market value as determined by an independent outside evaluator.

 Taxes on income

        The Trust is not subject to taxes on income and, accordingly, no provision has been made.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the year ended May 31, 1995.


NOTE 3 - NET CHANGE IN UNREALIZED MARKET APPRECIATION

        The $884,886 of unrealized market depreciation of securities for the period July 22, 1993 to May 31, 1994 was increased by $76,204 of unrealized market appreciation of securities attributable to the use of offering prices at July 15, 1993 (Date of Deposit) in the initial registration (see Note 1 to the financial statements).


NOTE 4 - BONDS SOLD OR REDEEMED

Port-
folio     Principal      Date                                                                                  Realized
 No.       Amount      Redeemed                    Description               Net Proceeds          Cost           Loss
----      ---------    --------    ----------------------------------------  ------------      ------------    -------

Year ended May 31, 1995:

  2        $50 000       12/9/94       Commonwealth of Puerto                    $44 000           $51 625      $(7 625)
                                         Rico, Public Improvement
                                         Refunding Bonds, Series
                                         1992A (General Obligation
                                         Bonds)

  7         35 000       2/28/95       The City of New York,                     $31 763           $35 851      $(4 088)
                                         General Obligation
                                         Bonds, Fiscal 1993
                                         Series A

           $85 000                                                               $75 763           $87 476     $(11 713)
           =======                                                               =======           =======     ========


NOTE 5 - NET ASSETS

        Cost of 12,000 units at Date of Deposit               $11 984 966
        Less gross underwriting commission                        587 160
                                                                 --------

                Net cost - initial offering price              11 397 806

        Realized loss on securities sold or redeemed              (11 713)
        Redemptions of 91 units                                   (75 429)
        Unrealized market depreciation of securities             (435 472)
        Undistributed net investment income                       296 829
                                                                 --------

                Net assets                                    $11 172 021
                                                              ===========

                                                     EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                                            GUARANTEED SERIES 97

                                                          TAX-EXEMPT BOND PORTFOLIO
                                                                MAY 31, 1995
                                            ----------------------------------------------------

                                            ----------------------------------------------------




                                                                                                    Redemption Features
Port-                     Aggregate                                               Date of           S.F. - Sinking Fund
folio       Rating        Principal        Name of Issuer and        Coupon      Maturity          Opt. - Optional Call
 No.       (Note A)        Amount             Title of Bond           Rate       (Note B)                (Note B)
-----      --------       --------         ------------------        ------      --------          --------------------

    1       AAA             $835 000   Glen Cove Indus-                0.000%   10/15/19      No Sinking Fund
                                        trial Development                                     No Optional Call
                                        Agency, Civic
                                        Facility Revenue
                                        Bonds (The
                                        Regency at Glen
                                        Cove), 1992
                                        Series B
                                        (Escrowed to
                                        Maturity)

    2       A              2 300 000   Commonwealth of                 6.000    07/01/14      07/01/11 @ 100 S.F.
                                        Puerto Rico,                                          07/01/02 @ 101.5 Opt.
                                        Public Improve-
                                        ment Refunding
                                        Bonds, Series
                                        1992A, (General
                                        Obligation Bonds)

    3       A                750 000   New York State                  5.500    04/01/22      04/01/19 @ 100 S.F.
                                        Local Government                                      04/01/02 @ 100 Opt.
                                        Assistance Corpo-
                                        ration, (A Public
                                        Benefit Corpora-
                                        tion of the State
                                        of New York),
                                        Series 1992 C
                                        Bonds

    4       A              1 150 000   New York Local                  5.000    04/01/21      07/01/19 @ 100 S.F.
                                        Government                                            04/01/03 @ 102 Opt.
                                        Assistance Corpo-
                                        ration, (A Public
                                        Benefit Corpora-
                                        tion of the State
                                        of New York),
                                        Series 1993 C
                                        Refunding Bonds

    5       A*            $2 330 000   New York City,                  6.000%   06/15/19      06/15/17 @ 100 S.F.
                                        Municipal Water                                       06/15/99 @ 100 Opt.
                                        Finance Authority,
                                        Water and Sewer
                                        System Revenue
                                        Bonds, Fiscal
                                        1990 Series A

    6       A-             1 575 000   The City of New                 6.500    08/01/14      No Sinking Fund
                                        York, General                                         08/01/02 @ 101.5 Opt.
                                        Obligation Bonds,
                                        Fiscal 1993
                                        Series A

    7       A-               320 000   The City of New                 6.250    08/01/20      No Sinking Fund
                                        York, General                                         08/01/02 @ 101.5 Opt.
                                        Obligation Bonds,
                                        Fiscal 1993
                                        Series A

    8       A-             1 155 000   The City of New                 6.250    08/01/16      No Sinking Fund
                                        York, General                                         08/01/02 @ 101.5 Opt.
                                        Obligation Bonds,
                                        Fiscal 1993
                                        Series A

    9       Baa1*          1 500 000   New York State,                 5.500    01/01/15      01/01/14 @ 100 S.F.
                                        Urban Development                                     01/01/03 @ 102 Opt.
                                        Corporation,
                                        Correctional
                                        Facilities
                                        Revenue Bonds,
                                        1993 Refunding
                                        Series

                         $11 915 000
                         ===========


                            Market Value           Annual
Port-       Cost of             as of             Interest
folio        Bonds             May 31,            Income to
 No.       to Trust             1995                Trust
-----      --------         ------------          -------

    1         $185 787            $207 940                 $-

    2        2 374 750           2 311 040            138 000

    3          731 250             691 808             41 250

    4        1 049 375             989 138             57 500

    5       $2 364 950          $2 262 220           $139 800

    6        1 645 875           1 587 773            102 375

    7          327 776             311 277             20 000

    8        1 183 067           1 131 022             72 188

    9        1 447 500           1 382 640             82 500

           $11 310 330         $10 874 858           $653 613
           ===========         ===========           ========


C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 97

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1995
                                   (Continued)
              ----------------------------------------------------

              ----------------------------------------------------





                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.


C/M  10726.0053 300059.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98


            Prospectus, Part I 11,915 Units Dated: September 29, 1995


             NOTE: Part I of this Prospectus may not be distributed
                         unless accompanied by Part II.


     This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1995 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1995. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

     In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest income to the Trust, and, with certain exceptions, to Unit holders is exempt from all regular federal, New York State and New York City income taxes, but may be subject to state and local taxes in other jurisdictions. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

     The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.


     Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders --Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

     The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.


     Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.


     Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

C/M  10726.0053 300062.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 98


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1995



                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:           $11,930,000

Number of Units:                                                 11,915

Fractional Undivided Interest in the Trust Per Unit:           1/11,915

Total Value of Securities in the Portfolio
    (Based on Bid Side Evaluations of Securities):       $10,634,810.58
                                                         ==============

Sponsors' Repurchase Price Per Unit:                            $892.56

Plus Sales Charge(1):                                             54.94

Public Offering Price Per Unit(2):                              $947.50

Redemption Price Per Unit(3):                                   $892.56

Excess of Public Offering Price Over Redemption
    Price Per Unit:                                              $54.94

Weighted Average Maturity of Bonds in the Trust:           22.225 years


Evaluation Time:                                2:00 p.m., New York Time, on the
                                                day next following  receipt by a
                                                Sponsor  of an order  for a Unit
                                                sale  or   purchase  or  by  the
                                                Trustee of a Unit  tendered  for
                                                redemption.


Annual Insurance Premium:                       $28,788


Evaluator's Fee:                                $.55 for each  issue of Bonds in
                                                the   Trust   for   each   daily
                                                valuation.

Trustee's Annual Fee:                           For each $1,000 principal amount
                                                of  Bonds  in  the  Trust,  $.91
                                                under the monthly and $.51 under
                                                the   semi-annual   distribution
                                                plan.

Sponsors' Annual Fee:                           Maximum of $.25 per $1,000  face
                                                amount of underlying Securities.

Date of Deposit:                                August 11, 1993

Date of Trust Agreement:                        August 11, 1993

Mandatory Termination Date:                     December 31, 2042

Minimum Principal Distribution:                 $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:           $2,000,000

                                                          -2-
C/M  10726.0053 300062.1

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 98


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1995
                                   (Continued)



                                                    Monthly        Semi-annual


P   Estimated Annual Interest Income:                $54.40          $54.40
    Less Annual Premium on Portfolio Insurance         2.42            2.42
E      Less Estimated Annual Expenses                  1.65            1.15
                                                      -----           -----

R   Estimated Net Annual Interest Income:            $50.33          $50.83
                                                     ======          ======


U   Estimated Interest Distribution:                  $4.19          $25.42

N   Estimated Current Return Based on Public
    Offering Price (4):                               5.31%           5.36%
I
 Estimated Long-Term Return Based
T      on Public Offering Price (5):                  5.55%           5.60%

 Estimated Daily Rate of Net Interest
    Accrual:                                        $.13980         $.14119


 Record Dates:                                   15th Day of    15th Day of May
                                                    Month         and November

 Payment Dates:                                  1st Day of     1st Day of June
                                                    Month          and December


----------------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.


2. Plus accrued interest to July 6, 1995, the expected date of settlement, of $11.82 monthly and $16.14 semi- annually.


3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."


4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.


                                                          -3-
C/M  10726.0053 300062.1

 Portfolio Information

 On May 31, 1995, the bid side valuation of 70.0% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 30.0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

 Special Factors Concerning the Portfolio


 The Portfolio consists of 9 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 41.7% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 19.7% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 38.6% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

 Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, 3 (41.7%); Appropriations, 1 (19.7%); Revenue: Higher Education, 1 (8.4%); Health Care, 1 (11.7%); Escrowed to Maturity, 1 (7.0%); and Special Tax, 2 (11.5%). The Trust is deemed to be concentrated in the General Obligation Bonds category.1 All issues of the Bonds in the Portfolio are original issue discount bonds, of which 1 is a zero coupon bond. On May 31, 1995, 2 issues (18.7%) were rated AAA, 3 issues (29.8%) were rated A, 2 issues (23.4%) were rated A- and 1 issue (8.4%) was rated BBB+ by Standard & Poor's Corporation and 1 issue (19.7%) was rated Baa1 by Moody's Investors Service, Inc.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

 Tax Status (The tax opinion which is described herein was rendered on the Date of Deposit. Consult your tax advisor to discuss any relevant changes in tax laws since the Date of Deposit. See also "Tax Status" in Part II of this Prospectus.)


 Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

----------------------------

     1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

     2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                                                          -4-
C/M  10726.0053 300062.1

 Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit of the Trust is, however, includable in gross income as capital gain (or loss) for federal, state and local income tax purposes assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In addition, such gain (or loss) may be long- or short-term depending on the facts and circumstances. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. In the case of Bonds acquired at a market discount, gain will be treated as ordinary income to the extent of accrued market discount. For tax years beginning after December 31, 1992, long-term capital gains will be taxed at a maximum federal income tax rate of 28%, while ordinary income will be taxed at a maximum federal income tax rate of 36% (plus a 10% surtax applicable to certain high income taxpayers).


                                                          -5-
C/M  10726.0053 300062.1

                          INDEPENDENT AUDITORS' REPORT
                 ----------------------------------------------

                 ----------------------------------------------





The Sponsors, Trustee and Unit Holders of Empire State Municipal
    Exempt Trust, Guaranteed Series 98:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 98, including the bond portfolio, as of May 31, 1995, and the related statements of operations and changes in net assets for the year ended May 31, 1995 and the period August 18, 1993 to May 31, 1994. These financial statements are the responsibility of the Sponsors. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsors, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 98 as of May 31, 1995, and the results of its operations and changes in net assets for the year ended May 31, 1995 and the period August 18, 1993 to May 31, 1994, in conformity with generally accepted accounting principles.




BDO Seidman, LLP


New York, New York
June 30, 1995


                                                          -6-
C/M  10726.0053 300062.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1995
            ---------------------------------------------------------

            ---------------------------------------------------------



CASH      ........................................     $87 109

INVESTMENTS IN SECURITIES, at market value
     (cost $11,314,197)...........................  10 828 408

ACCRUED INTEREST RECEIVABLE.......................     205 345
                                                      --------

    Total trust property..........................  11 120 862

LESS - ACCRUED EXPENSES...........................       1 855
                                                   -----------

NET ASSETS........................................ $11 119 007
                                                   ===========


NET ASSETS REPRESENTED BY:

                                   Monthly        Semi-annual
                                distribution     distribution
                                    plan             plan             Total

VALUE OF FRACTIONAL UNDIVIDED
    INTERESTS..................   $6 100 201        $4 725 227     $10 825 428

UNDISTRIBUTED NET INVESTMENT
    INCOME.....................      103 128           190 451         293 579
                                    --------          --------        --------

           Total value.........   $6 203 329        $4 915 678     $11 119 007
                                  ==========        ==========     ===========

UNITS OUTSTANDING..............        6 717             5 203          11 920
                                      ======            ======         =======

VALUE PER UNIT.................      $923.52           $944.77
                                     =======           =======



     See accompanying notes to financial statements.

                                                      -7-
C/M  10726.0053 300062.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98

                            STATEMENTS OF OPERATIONS
            ---------------------------------------------------------

            ---------------------------------------------------------



                                                                      Period
                                                                    August 18,
                                               Year ended             1993 to
                                              May 31, 1995         May 31, 1994
                                           -------------------  ---------------

INVESTMENT INCOME - INTEREST...............        $651 006           $511 174
                                                   --------           --------

EXPENSES:
 Trustee fees  ............................          10 475              7 602
 Evaluation fees...........................           1 363                978
 Insurance premiums........................          28 959             23 393
 Sponsors' advisory fees...................           3 004              2 408
 Auditors' fee ............................           1 800                  -
                                                    -------          ---------

     Total expenses........................          45 601             34 381
                                                    -------            -------

NET INVESTMENT INCOME......................         605 405            476 793

REALIZED LOSS ON SECURITIES SOLD OR
 REDEEMED (Note 4).........................          (7 690)                 -

NET CHANGE IN UNREALIZED MARKET
 APPRECIATION (DEPRECIATION) (Note 3)......         432 273           (918 062)
                                                   --------          ---------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................      $1 029 988          $(441 269)
                                                 ==========          =========


     See accompanying notes to financial statements.

                                                      -8-
C/M  10726.0053 300062.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98

                       STATEMENTS OF CHANGES IN NET ASSETS
           ----------------------------------------------------------

           ----------------------------------------------------------




                                                                      Period
                                                                    August 18,
                                                   Year ended        1993 to
                                                  May 31, 1995     May 31, 1994
                                                 ---------------  -------------

OPERATIONS:
 Net investment income.............................   $605 405       $476 793
 Realized loss on securities sold or redeemed......     (7 690)             -
 Net change in unrealized market
   appreciation (depreciation).....................    432 273       (918 062)
                                                      --------      ---------

     Net increase (decrease) in net
               assets resulting from operations....  1 029 988       (441 269)
                                                    ----------      ---------

DISTRIBUTIONS TO UNIT HOLDERS:
 Accrued interest to Date of Deposit...............          -       (144 889)
 Net investment income.............................   (610 385)       (33 345)
                                                     ---------       --------

               Total distributions.................   (610 385)      (178 234)
                                                     ---------      ---------

CAPITAL SHARE TRANSACTIONS:
 Redemption of 80 and -0- units....................    (67 343)             -
                                                      --------      ---------

NET INCREASE (DECREASE) IN NET ASSETS..............    352 260       (619 503)

NET ASSETS:
 Beginning of period............................... 10 766 747     11 386 250
                                                   -----------    -----------

 End of period     ................................$11 119 007     $10 766 747
                                                   ===========     ===========

DISTRIBUTIONS PER UNIT (Note 2):
 Interest:
   Monthly plan    ................................     $50.31         $24.31
   Semi-annual plan................................     $50.83          $3.36


     See accompanying notes to financial statements.

                                                      -9-
C/M  10726.0053 300062.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98

                          NOTES TO FINANCIAL STATEMENTS
            ---------------------------------------------------------

            ---------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

 General

        The Trust is registered under the Investment Company Act of 1940.

 Securities

        Securities transactions are recorded on a settlement date basis which does not differ materially from the trade date. Securities are stated at bid side market value as determined by an independent outside evaluator.

 Taxes on income

        The Trust is not subject to taxes on income and, accordingly, no provision has been made.


NOTE 2 - DISTRIBUTIONS

        Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the year ended May 31, 1995.


NOTE 3 - NET CHANGE IN UNREALIZED MARKET APPRECIATION

 The $918,062 of unrealized market depreciation of securities for the period August 18, 1993 to May 31, 1994 was increased by $103,201 of unrealized market appreciation of securities attributable to the use of offering prices at August 11, 1993 (Date of Deposit) in the initial registration (see Note 1 to the financial statements).

NOTE 4 - BONDS SOLD OR REDEEMED

Port-
folio     Principal      Date                                                                                  Realized
 No.       Amount      Redeemed                    Description               Net Proceeds          Cost          Loss
----      ---------    --------    ----------------------------------------  ------------      ------------    ------

Year ended May 31, 1995:

  3        $15 000       8/29/94       Commonwealth of Puerto Rico,              $14 175          $ 15 540      $(1 365)
                                         Public Improvement Refunding
                                         Bonds, Series 1992A (General
                                         Obligation Bonds)

  6        $55 000       2/28/95       The City of New York, General             $50 188           $56 513      $(6 325)
                                         Obligation Bonds, Fiscal
                                         1993 Series A

           $70 000                                                               $64 363           $72 053      $(7 690)
           =======                                                               =======           =======      =======

NOTE 5 - NET ASSETS

        Cost of 12,000 units at Date of Deposit          $11 972 810
        Less gross underwriting commission                   586 560
                                                            --------

                Net cost - initial offering price         11 386 250

        Realized loss on securities sold or redeemed          (7 690)
        Redemption of 80 units                               (67 343)
        Unrealized market depreciation of securities        (485 789)
        Undistributed net investment income                  293 579
                                                            --------

                Net assets                               $11 119 007
                                                         ===========
C/M  10726.0053 300062.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 98

                            TAX-EXEMPT BOND PORTFOLIO
                                  MAY 31, 1995
              ----------------------------------------------------

              ----------------------------------------------------

                                                                                                    Redemption Features
Port-                   Aggregate                                                 Date of           S.F. - Sinking Fund
folio       Rating      Principal          Name of Issuer and        Coupon      Maturity          Opt. - Optional Call
 No.       (Note A)      Amount               Title of Bond           Rate       (Note B)                (Note B)
-----      --------     --------           ------------------        ------      --------          --------------------

    1        AAA          $1 390 000   New York State                  6.375%   08/15/17      02/15/11 @ 100 S.F.
                                        Medical Care,                                         02/15/02 @ 102 Opt.
                                        Facilities Finance
                                        Agency, Mental
                                        Health Services
                                        Facilities Improve-
                                        ment Revenue Bonds,
                                        1992 Series A
                                        (FGIC Insured)

    2        AAA             835 000   Glen Cove Indus-                0.000    10/15/19      No Sinking Fund
                                        trial Development                                     No Optional Call
                                        Agency, Civic
                                        Facility Revenue
                                        Bonds (The
                                        Regency at Glen
                                        Cove), 1992
                                        Series B
                                        (Escrowed to
                                        Maturity)

    3        A             2 185 000   Commonwealth of                 6.000    07/01/14      07/01/11 @ 100 S.F.
                                        Puerto Rico,                                          07/01/02 @ 101.5 Opt.
                                        Public Improve-
                                        ment Refunding
                                        Bonds, Series
                                        1992 A (General
                                        Obligation
                                        Bonds)

    4        A               665 000   New York Local                  5.500    04/01/21      04/01/17 @ 100 S.F.
                                        Government                                            04/01/03 @ 102 Opt.
                                        Assistance Cor-
                                        poration (A
                                        Public Benefit
                                        Corporation of
                                        the State of
                                        New York),
                                        Series 1993 B
                                        Refunding Bonds

    5      A                $710 000   New York Local                  5.000%   04/01/21      04/01/19 @ 100 S.F.
                                        Government                                            04/01/03 @ 102 Opt.
                                        Assistance Cor-
                                        poration (A
                                        Public Benefit
                                        Corporation of
                                        the State of
                                        New York),
                                        Series 1993 C
                                        Refunding Bonds

    6      A-              1 695 000   The City of New                 6.250    08/01/18      No Sinking Fund
                                        York, General                                         08/01/02 @ 101.5 Opt.
                                        Obligation Bonds,
                                        Fiscal 1993
                                        Series A

    7      A-              1 100 000   The City of New                 6.250    08/01/19      No Sinking Fund
                                        York, General                                         08/01/02 @ 101.5 Opt.
                                        Obligation Bonds,
                                        Fiscal 1993
                                        Series A

    8      BBB+            1 000 000   Dormitory Author-               5.250    05/15/21      05/15/20 @ 100 S.F.
                                        ity of the State                                      No Optional Call
                                        of New York,
                                        State University
                                        Educational
                                        Facilities,
                                        Revenue Bonds,
                                        Series 1993 A


    9      Baa1*          $2 350 000   New York State,                 5.500%   01/01/15      01/01/14 @ 100 S.F.
                                        Urban Develop-                                        01/01/03 @ 102 Opt.
                                        ment Corpora-
                                        tion, Correc-
                                        tional Facili-
                                        ties Revenue
                                        Bonds 1993
                                        Refunding Series

                         $11 930 000
                         ===========


                                Market Value           Annual
Port-           Cost of             as of             Interest
folio            Bonds             May 31,            Income to
 No.           to Trust             1995                Trust
-----         ----------        ------------          -------

    1           $1 487 300          $1 435 175            $88 613

    2              189 962             207 940                  -

    3            2 263 660           2 195 488            131 100

    4              650 038             615 012             36 575

    5             $649 650            $610 685            $35 500

    6            1 741 612           1 654 354            105 937

    7            1 130 250           1 071 818             68 750

    8              937 500             871 800             52 500

    9           $2 264 225          $2 166 136           $129 250

               $11 314 197         $10 828 408           $648 225
               ===========         ===========           ========

                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.



C/M  10726.0053 300062.1

                      EMPIRE STATE MUNICIPAL EXEMPT TRUST
                               Guaranteed Series


                              PROSPECTUS, Part II
                  Note: Part II of this Prospectus may not be
                   distributed unless accompanied by Part I.



THE TRUST

Organization

                  The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Muller Data Corporation acts as successor Evaluator for all Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").


                  On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption."


                  On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in the portfolio as a whole being purchased at a discount due to original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for capital gain. Any capital gain other than any earned original issue discount will be taxable and will not be realized until maturity, redemption or sale of the underlying Bonds or Units.

Objectives


                  The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.

                  Series 1 through 5, Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), MBIA Inc. ("MBIA") and MBIA Insurance Corporation ("MBIAC"), respectively (National Union, MBIA and MBIAC are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the


C/M:  10726.0053 279831.2

Trust. As to Series 18 through Series 30 and Series 31 and subsequent Series, however, pursuant to irrevocable commitments of MBIA and MBIAC, respectively, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in Series 6 and subsequent Series, as insured, and Standard & Poor's Corporation ("Standard & Poor's") has assigned a rating of "AAA" to the Units of the Trust, and to the Bonds in Series 17 and subsequent Series, as insured, while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by Series 1 through 5, Series 6 through 30 and Series 31 and subsequent Series on Bonds pre-insured by National Union, MBIA and MBIAC, respectively. See "Insurance on the Bonds."

Portfolio

                  In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors--Responsibility."

                  An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.

Special Factors Affecting New York

                  The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in

                                                     - 2 -
C/M:  10726.0053 279831.2
connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

                  State Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City. In recent years the State's economic position has improved in a manner consistent with that for the Northeast as a whole.

                  The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

                  Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                  (1) New York City. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

                  The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. In order to achieve a balanced budget as required by the laws of the State for the 1992 fiscal year, the City increased taxes and reduced services during the 1991 fiscal year to close a then projected gap of $3.3 billion in the 1992 fiscal year which resulted from, among other things, lower-than-projected tax revenue of approximately $1.4 billion, reduced State aid for the City and greater-than-projected increases in legally mandated expenditures, including public assistance and Medicaid expenditures. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. The City's current four-year financial plan assumes that, after noticeable improvements in the City's economy during calendar year 1994, economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. In December 1994, the City experienced substantial shortfalls in payments of non-property tax revenues from those

                                                     - 3 -
C/M:  10726.0053 279831.2
forecasted. Through December 1994, collections of non-property taxes were approximately $200 million lower than projected.

                  For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), and the City's 1995 fiscal year results are projected to be balanced in accordance with GAAP. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City has adopted a budget which has halted the trend in recent years of substantial increases in City spending from one year to the next. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

                  Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

                  The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

                  The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1996 through 1999 fiscal years (the "1996-1999 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, revenue generating transactions and provision of State and Federal aid and mandate relief.

                  Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $9.3 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make other capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The City expects to issue $1.5 billion of revenue and

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tax anticipation notes on or about August 2, 1995 to finance a portion of its seasonal working capital requirements for the 1996 fiscal year and expects to issue approximately $900 million of additional revenue anticipation notes in October, 1995 to finance the remainder of its seasonal working capital requirements for the 1996 fiscal year. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned capital and operating expenditures.

                  The City submitted to the Control Board on July 21, 1995 a fourth quarter modification to the City's financial plan for the 1995 fiscal year, which projects a balanced budget in accordance with GAAP for the 1995 fiscal year, after taking into account a discretionary transfer of $75 million. On July 11, 1995, the City submitted to the Control Board the Financial Plan for the 1996 through 1999 fiscal years, which relates to the City, the board of education ("BOE") and the City University of New York ("CUNY"). the Financial Plan is based on the City's expense and capital budgets for the City's 1906 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

                  The 1996-1999 Financial Plan projects revenues and expenditures for the 1996 fiscal year balanced in accordance with GAAP. The projections for the 1996 fiscal year reflect proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year. The proposed actions in the Financial Plan for the 1996 fiscal year include (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City; (ii) expenditure reductions in agencies, totalling $1.2 billion; (iii) transitional labor savings, totalling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the city pension systems, which would reduce such costs in the 1996 fiscal year. Other proposed actions include (i) welfare savings of $100 million from increased fraud detection; (ii) $170 million of additional expenditure reductions in agencies and HHC; (iii) a delay in the proposed reduction in the commercial rent tax, which would increase projected revenues by $62 million in the 1996 fiscal year; (iv) an increase of $75 million in projected tax collections for the 1996 fiscal year; (v) $50 million of proposed additional State aid not included in the adopted State budget and $75 million of proposed additional Federal aid; (vi) certain revenue initiatives, including the proposed sale of delinquent tax liens and the U.S. Plaza Hotel for $104 million; and (vii) savings from the proposed refunding of outstanding debt, totalling $50 million.

                  The proposed agency spending reductions include the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives and labor productivity initiatives. The substantial agency expenditure reductions proposed in the Financial Plan may be difficult to implement, and the Financial Plan is subject to the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives. In addition, certain initiatives are subject to negotiation with the City's municipal unions, and various actions, including proposed anticipated State aid totalling $50 million ar subject to approval by the Governor and State Legislature.


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                  The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year.

                  The projections for the 1996 through 1999 fiscal years assume
(i) agreement with the City's unions with respect to approximately $100 million of savings to be derived from efficiencies in management of employee health insurance programs and other health benefit related savings for each of the 1996 through 1999 fiscal years to be negotiated with the City's unions; (ii) $200 million of additional anticipated State aid and $75 million of additional anticipated Federal aid in each of the 1997 through 1999 fiscal years; (iii) that HHC and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately $254 million annual reduction in revenues for HHC, which results from the reduction in Medicaid payments proposed by the State and the City, without any increase in City subsidy payments to HHC; (iv) the continuation of the current assumption of no wage increases after fiscal year 1995 for City employees unless offset by productivity increases; (v) $130 million of additional revenues as a result of increased rent payments for the City's airports proposed by the City, which is subject to further discussion with the Port Authority; and (vi) savings of $45 millon in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation. In addition, the 1996-1999 Financial Plan anticipates the receipt of substantial amounts of Federal aid. Certain Federal legislative proposals contemplate significant reductions in Federal spending, including proposed Federal welfare reform, which would result in caps on, or block grants of, Federal programs.

                  The proposed gap-closing actions, a substantial number of which are not specified in detail, include additional agency expenditure reductions, primarily resulting from a partial hiring freeze, totalling between $388 million and $684 million in each of the 1997 through 1999 fiscal years; reductions in expenditures resulting from proposed procurement initiatives totalling between $50 million and $100 million in each of the 1997 through 1999 fiscal years; revenue initiatives totalling between $100 million and $200 million in each of the 1997 through 1999 fiscal years; the availability in each of the 1997, 1998 and 1999 fiscal years of $100 million of the general reserve appropriated in the prior year; and additional reduced expenditures resulting from further revisions in entitlement programs to reduce City expenditures by $250 million, $400 million and $400 million in the 1997, 1998 and 1999 fiscal years, respectively, which may be subject to State or Federal approval.

                  On July 10, 1995, Standard & Poor's revised downward its rating on City general obligations bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation bonds A-. Moody's rating for City general obligation bonds is Baa1.


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                  In January 1993, the city announced a settlement with a
coalition of 19 municipal unions for a 39-month period that extends into fiscal year 1995. The settlement resulted in a total net expenditure increase of 8.25% of covered employee payroll over a 39-month period. Subsequently, the city reached agreement with all of its major bargaining units on terms which are generally consistent with the coalition agreement. These agreements generally are retroactive to the 1991 and 1992 fiscal years, and extend into the 1995 calendar year.

                  Contracts with all of the city's municipal unions either expired in the 1955 fiscal year or will expire in the 1966 fiscal year. The Financial Plan provides no additional wage increases for City employees after the 1995 fiscal year. Each 1% wage increase for all union contracts commencing in the 1995 or 1996 fiscal year would cost the City an additional $141 million for the 1996 fiscal year and $161 million each year thereafter above the amounts provided in the Financial Plan. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

                  The Financial Plan includes $600 million in the 1996 fiscal year, $400 million in the 1997 fiscal year and $200 million in the 1998 fiscal year for transitional savings initiatives developed in conjunction with the municipal labor unions. On June 30, 1995, the city and union leadership announced agreement of $440 million in such savings in the 1996 fiscal year, $400 million in the 1997 fiscal year and $200 million in savings in the 1998 fiscal year. Most of the remaining savings for the 1996 fiscal year have been committed to and are to be identified by October 1, 1995. Of the $440 million that has been identified, $200 million will result from health program savings, $150 million from reduced pension contributions, $50 million form a one-time reduction of welfare fund contributions which will be paid by the City in fiscal year 2000 and $40 million from payroll and fringe benefit savings associated with early retirement.

                  The projections and assumptions contained in the 1996-1999 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

                  From time to time, the Control Board staff, the Municipal Assistance Corporation for the City of New York ("MAC"), Office of the State Deputy Comptroller ("OSDC"), the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  On July 24, 1995, the City Comptroller issued a report on the Financial Plan. The report concluded that the Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. These risks include (i) possible tax revenue shortfalls of $53 million; (ii) a possible $20 million to $60 million shortfall in savings resulting from unspecified improvements in the city's health benefits system; (iii) a potential shortfall of up to $40 million in projected savings from an early retirement program;

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(iv) the receipt of $125 million of unspecified additional Federal and State assistance; (v) up to $203 million of projected savings from the public assistance eligibility review and electronic signature program for public assistance recipients; (vi) $93 million of greater than projected expenditures for overtime; (vii) $284 million of greater than projected expenditures and lower than projected revenues at BOE; and (viii) the receipt of $130 million of lease payments from the Port Authority. Other potential uncertainties identified in the report include the projected $253.6 million deficit for the Health and Hospitals Corporation ("HHC"), $160 million of the $600 million in labor savings for the 1996 fiscal year which are yet to be identified, and the impact on the City of a possible reduction in Federal entitlement programs.

                  With respect to the 1997 through 1999 fiscal years, the report noted that the gap-closing program in the Financial Plan does not include information about how the City will implement the various gap-closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. Taking into account the same categories of risks for the 1997 through 1999 fiscal years as the report identified for the 1996 fiscal year and the uncertainty concerning the gap-closing program, the report estimated that the Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year and $2.9 billion to $3.4 billion in the 1999 fiscal year. The report further noted that the City Comptroller continues to oppose the proposed sale of the water system, primarily because of the unwillingness of the City to guarantee that $1 billion form the $2.3 billion in proceeds of the sale will be used only to fund capital and not operating expenses, and concerns about the jurisdiction and composition of the Water Board once title to the Water Board has been transferred.

                  In early December, 1994, the City Comptroller issued a report which noted that the City is currently seeking to develop and implement plans which will satisfy the Federal Environmental Protection Agency that the water supplied by the City watershed areas does not need to be filtered. The City Comptroller noted that, if the City is ordered to build filtration plants, they could cost as much as $4.57 billion to construct, with annual debt service and operating costs of more than $500 million, leading to a water rate increase of 45%,

                  On December 16, 1994, the City Comptroller issued a report noting that the capacity of the city to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report noted that, under the State constitution, the city is permitted to issue debt in an amount not greater than 10% of the average full value of taxable real estate for the current year and preceding four years, that the latest estimates produced by the State Board of Equalization and Assessment relating to the full value of real property, using data from a 1992 survey, indicated a 19% decline in the market value of taxable real property from the previous survey in 1990, and that the State Board has decided to use a projected annual growth rate of 8.84%, as compared to its previous projection of 14% for estimating full value after 1992. The report concludes that the City will be within the projected legal debt incurring limit in the 1996 fiscal year. However, the report concluded that, based on the most likely forecast of full value of real property, the debt incurring power of the City would be curtailed in the 1997 and 1998 fiscal years substantially. The City Comptroller recommended, among other things, prioritization of capital projects to determine which can be delayed or cancelled, and better maintenance of the City's physical plant and infrastructure, which would result in less capital spending for repair and replacement of capital structures.

                  On July 21, 1995, the staff of the Control Board issued a report on the Financial Plan which identified risks of $873 million, $2.1 billion,

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$2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively. With respect to the 1996 fiscal year, the principal risks included
(i) possible shortfalls in projected tax revenues totaling $50 million, (ii) the possibility that revenue actions and expenditures reduction initiatives for BOE totaling $266 million might not be successfully implemented, (iii) possible shortfalls totaling $172 million in proposed welfare savings from increased fraud detection, and (iv) uncertainty concerning the $50 million of proposed additional State aid and $75 million of proposed additional Federal aid, the proposed receipt of $130 million of increased rent payments for the City's airports and the $100 million of savings to be derived from health benefit-related savings, which are subject to negotiations with or approvals by other parties. Additional risks identified for the 1997 through 1999 fiscal years include the possibility of additional tax revenue shortfalls, uncertainty concerning the ability of the City to implement the gap-closing actions for such years and uncertainty concerning the projected receipt of additional anticipated State aid. Other areas of concern identified in the report included the projected deficit at HHC of approximately $400 million, reflecting the impact on HHC of the entitlement reductions contained in the State budget and the City's reduction in the subsidy provided to HHC, and the assumption in the Financial Plan that the City will realize the full $400 million of projected savings in public assistance and Medicaid payments enacted at the State level. The report noted that substantially more information is needed concerning the proposed gap-closing actions for the 1997-1999 fiscal years.

                  On June 14, 1995, the staff of the OSDC issued a report on the Financial Plan with respect to the 1995 fiscal year. The report noted that, during the 1995 fiscal year, the City faced adverse financial development totaling over $2 billion resulting from the inability to initiate approximately 35% of the City's gap-closing program, as well as newly identified spending needs and revenue shortfalls resulting from the adverse impact on the City's personal income, general corporation and other tax revenues of the policy of the Federal Reserve of increasing short-term interest rates and the related downturn in the bond market and profits and bonus income on Wall street. The report noted that the City relied heavily on one-time actions to offset these adverse developments, using $2 billion in one-time resources in the 1995 fiscal year, or nearly double the 1994 amount.

                  On July 24, 1995, the staff of the OSDC issued a report on the Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report also identified a number of issues that present a net potential risk of $409 million to the city's revenue and expenditure forecasts for the 1996 fiscal year, including risks of (i) $160 million associated with anticipated increases in federal and State assistance,
(ii) $130 million relating to projected Port Authority airport lease payments, and (iii) $100 million with respect to unfunded BOE mandates. The report also identified several other concerns regarding the 1996 fiscal year, including concerns that (i) detailed programs have not yet been fully developed to meet the $564 million and $400 million cost-reduction targets established for BOE and HHC, respectively, (ii) State and City initiatives to reduce public assistance and Medicaid costs, which are expected to reduce City costs by $745 million in the 1996 fiscal year, will require close monitoring to ensure that financial targets are met, (iii) the City has not provided sufficient assurances that the bond proceeds from its proposed sale of the water and sewer system would be used strictly for capital spending purposes, and (iv) the Financial Plan makes no provision for wage increases in the collective bargaining agreements between the City and its unions, which generally will expire by October, 1995. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely

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to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

                  A substantial portion of the capital improvements in the City are financed by indebtedness issued by MAC. MAC was organized in 1975 to provide financing assistance to the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of the stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City which would be required to pay the debt service on certain MAC obligations. MAC has no taxing power and MAC bonds do not create an enforceable obligation of either the State or the City. As of June 30, 1995, MAC had outstanding an aggregate of approximately $4.882 billion of its bonds.

                  (2) New York State and its Authorities. The State's current fiscal year commenced on April 1, 1995, and ends on March 31, 1996, and is referred to herein as the State's 1995-96 fiscal year. The prior fiscal year, which ended on March 31, 1995, is referred to herein as the State's 1994-95 fiscal year. The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by then Governor Cuomo. On February 1, Governor Pataki presented his 1995-96 Executive Budget, containing his recommendations for the upcoming fiscal year. The Governor's budget is balanced on a cash basis in the General Fund (described below). However, there can be no assurance that the Legislature will enact the proposed Executive Budget into law, that the budget will be adopted in a more timely manner than the prior year's budget, or that actual results will not differ materially and adversely from the projections set forth below.


                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

                  The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


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                  The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.


                  As noted above, the financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels. Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.




                  The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.


                  As a result of the national and regional economic recession, the State's tax receipts for its 1991 and 1992 fiscal years were substantially lower than projected, which resulted in reductions in State aid to localities for the State's 1992 and 1993 fiscal years from amounts previously projected. The State completed its 1993 fiscal year with a positive margin of $671 million in the General Fund, which was deposited into a tax refund reserve account. The State's economy, as measured by employment, started to recover near the start of the 1993 calendar year, continued into mid-1994 and then virtually ceased. The state completed its 1994 fiscal year with a cash-basis balanced budget in the State's General Fund (the major operating fund of the State), after depositing $1.5 billion in various reserve funds.

                  The State's 1994-95 Financial Plan, which is based upon the enacted State budget, projected a balanced General Fund. The State's 1994-95 Financial Plan provided the City with savings through various actions, which include increased State education aid and State assumption of certain costs previously paid by the City and restoration of certain prior year revenue sharing reductions. However, the State Legislature failed to enact a substantial portion of the proposed State assumption of local Medicaid costs, other significant mandate relief items, and the proposed tort reform legislation, which would have provided the City with additional savings. On February 1, 1995, as part of his Executive Budget for the 1995-96 fiscal year, the Governor submitted the third quarterly update to the State Financial Plan for the 1994-95 fiscal year. This update reflects changes to receipts and disbursements. The update revises the projected General Fund receipts and

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disbursements contained in the 1994-95 State Financial Plan as revised by the first and second quarterly updates issued on July 29, 1994 and October 28, 1994, respectively. The update reflected that estimates of General Fund receipts for the 1994-95 fiscal year have been reduced by $585 million, from the mid-year update, and are down $1.058 billion from the budget enacted in June 1994 (of which $227 million results from a post mid-year accounting restatement of the State Financial Plan). Offsetting this projected loss in receipts, however, are projected reductions of $312 million in disbursements from the mid-year update, attributable to lower spending through the first nine months of the fiscal year, and to the use of greater than anticipated receipts from the State lottery. The net result of the projected reductions in receipts and disbursements is a negative margin of $273 million against the mid-year update's projection of a $14 million surplus, producing a potential deficit of $259 million for the 1994-95 fiscal year.

                  On June 7, 1995, the State adopted its budget for the State's 1996 fiscal year, commencing April 1, 1995. Prior to adoption of the budget the State had projected a potential budget gap of approximately $5 billion for its 1996 fiscal year. This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs, (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, State University of New York ("SUNY") and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

                  In recent years, State actions affecting the level of receipts and disbursements, as well as the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. The 1996 enacted budget combines significant tax and program reductions which will, in the current and future years, lower both the recurring receipts base (before the effect of any economic stimulus from such tax reductions) and the historical annual growth in State program spending. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for 1997-98 State fiscal year. Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in the State's 1995-96 fiscal year are expected to provide greater reductions in State fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures and slow community mental hygiene program development. The net impact of these and other factors is expected to produce a potential imbalance in receipts and the disbursements in State fiscal year 1996-97. The Governor has indicated that in the 1996-97 Executive Budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The State Comptroller has stated that the State

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will face a budget gap of at least $2.7 billion for the 1996-97 fiscal year and a projected gap of at least $3.9 billion for the 1997-98 fiscal year.

                  In the State's 1996 fiscal year and in certain recent fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

                  On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Stand & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


                  The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing and operating revenue producing public benefit facilities. The authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1992, there were 18 authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of these 18 authorities was $63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State-supported debt was $21.1 billion and as State-related debt was $29.4 billion.

                  The authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 authorities for operating and other expenses and in fulfillment of its commitments on moral obligation indebtedness or otherwise for debt service. This assistance is expected to continue to be required in future years.


                  The Metropolitan Transit Authority ("MTA"), a State agency, oversees the operation of the City's subway and bus system by its affiliates, the New York City Transit Authority and Bronx Surface Transit Operating Authority (collectively, the "TA") and commuter rail and bus lines serving the New York metropolitan area. Fare revenues from such operations have been insufficient to meet expenditures, and MTA depends heavily upon a system of State, local, Triborough Bridge and Tunnel Authority ("TBTA") and, to the extent available, Federal support. Over the past several years, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of 1% regional sales and use tax, that provide additional revenues for mass transit purposes including assistance to the MTA. The surcharge, which expires in November 1995, yielded $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90% or approximately $456 million. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.



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                  On April 5, 1993, the State Legislature, approved, and the
Governor subsequently signed into law, legislation authorizing a five-year $9.56 billion capital plan for the MTA for 1992 through 1996, including approximately $7.4 billion in projects for New York City Transit ("NYCT"), with the additional resources to be provided by additional Federal, State and City capital funds, MTA bonds and other MTA resources. The MTA submitted a 1992-1996 Capital Program based on this legislation for approval of the MTA Capital Program Review Board, as State law requires. The plan was approved on December 11, 1993. The State has assumed a City capital contribution $500 million greater than the amount funded in the City's Ten-Year Capital Plan. In addition, approximately $245 million in funds for NYCT capital purposes have been deferred from the City's capital commitment plan for its 1995 fiscal year to the City's capital commitment plan for its 1997 fiscal year. This action requires approval of the Governor, MAC and the Mayor. Unless the MTA identifies additional resources, parts of the 1992-1996 Capital Program may be deferred or reduced.

                  The approved MTA 1992-1996 Capital Program incorporates a one-year $1.635 billion program adopted in 1992. The MTA 1992-1996 Capital Program succeeds two previous five-year capital programs for the periods covering 1982-1986 and 1987-1991. The MTA 1987-1991 Capital Program totaled approximately $8.0 billion, including $6.2 billion for NYCT capital projects.

                  There can be no assurance that all the necessary governmental actions for the MTA 1992-96 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the MTA 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. If the MTA Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


                  The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


                  (3) Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property, and contract claims and the monetary damages sought are substantial. Adverse development in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in the current fiscal year or thereafter.


                  In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material

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adverse effect on the State's financial position in the current fiscal year or thereafter.


                  On May 31, 1988 the United States Supreme Court took jurisdiction of a claim of the State of Delaware that certain unclaimed dividends, interest and other distributions made by issuers of securities and held by New York-based brokers incorporated in Delaware for beneficial owners who cannot be identified or located, had been, and were being, wrongfully taken by the State of New York pursuant to New York's Abandoned Property Law (State of Delaware v. State of New York, United States Supreme Court). All 50 states and the District of Columbia moved to intervene, claiming a portion of such distributions and similar property taken by the State of New York from New York-based banks and depositories incorporated in Delaware. In a decision dated March 30, 1993, the Court granted all pending motions of the states and the District of Columbia to intervene and remanded the case to a Special Master for further proceedings consistent with the Court's decision. The Court determined that the abandoned property should be remitted first to the state of the beneficial owner's last known address, if ascertainable, and, if not, then to the state of incorporation of the intermediary bank, broker or depository. New York and Delaware have executed a settlement agreement which provides for payments by New York to Delaware of $35 million in the State's 1993-94 fiscal year and five annual payments thereafter of $33 million. New York and Massachusetts have executed a settlement agreement which provides for aggregate payments by New York of $23 million, payable over five consecutive years. The claims of the other states and the District of Columbia remain.


                  Among the more significant of these claims still pending against the State at various procedural stages, are those that challenge: (1) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central New York; (2) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (3) contamination in the Love Canal area of Niagara Falls; (4) an action against State and New York City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (5) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (6) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (7) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (8) an action in which the State is a third party defendant, for injunctive or other appropriate relief, concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (9) an action challenging legislation enacted in 1990 which had the effect of deferring certain employer contributions to the State Teachers' Retirement System and reducing State aid to school districts by a like amount; (10) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; (11) a challenge to the constitutionality of financing programs of the MTA and the Thruway Authority authorized by Chapter 56 of the Laws of 1993; (12) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers; (13) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of The Laws of 1992 which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers; (14) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients;
(15) a challenge to State implementation of a program which reduces Medicaid benefits to certain home-relief recipients; (16) challenges to the rationality and retroactive application of State regulations recalibrating nursing home

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Medicaid rates; and (17) a challenge by AT&T to New York Tax Law ss. 186-a(2-a)
as violative of the commerce clause of the U.S. Constitution.


General Considerations

                  Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in Part I of this Prospectus, interest accrues to the benefit of Unitholders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.


                  The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest, the Standard & Poor's or Moody's ratings of the Bonds in the portfolio, or the Standard & Poor's rating of the Units of the Trust. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.


General Obligation Bonds

                  General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

                  Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon (1) the governmental entity making appropriations from time to time or (2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is

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incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.


                  Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.


Revenue Bonds


                  Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

                  Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

                  The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is


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possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

                  Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

                  Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

                  Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

                  Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

                  Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In

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



addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.



                  Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation. See also "Private Activity Bonds."


                  Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.


                  Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.


                  Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

                  Private Activity Bonds. The portfolio of the Trust may contain other Bonds that are "private activity bonds" (often called industrial revenue bonds ("IRBs") if issued prior to 1987), which would be primarily of two types:
(1) Bonds for a publicly owned facility that a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (2) Bonds for facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control


--------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.


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facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the Issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


                  The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

                  The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company.

                  Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

                  Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

                  Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


                  Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is closely integrated with that of the mainland United States. During fiscal year 1993, approximately 86% of Puerto Rico's exports were to the United States mainland, which was also the source of 69% of Puerto Rico's imports. In fiscal 1993, Puerto Rico experienced a $2.5 billion positive adjusted trade balance. The economy of Puerto Rico is dominated by the manufacturing and service sectors. The manufacturing sector has experienced a basic change over


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the years as a result of increased emphasis on higher wage, high technology industries such as pharmaceuticals, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, including finance, insurance and real estate, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment. In recent years, the service sector has experienced significant growth in response to and paralleling the expansion of the manufacturing sector. Since fiscal 1987, personal income has increased consistently in each fiscal year. In fiscal 1993, aggregate personal income was $24.1 billion ($20.6 billion in 1987 prices) and personal income per capita was $6,760 ($5,767 in 1987 prices). Real personal income showed a small decrease in fiscal 1991 principally as a result of a decline in real transfer payments. Total federal payments to Puerto Rico, which include many types in addition to federal transfer payments, are lower on a per capita basis in Puerto Rico than in any state. Transfer payments to individuals in fiscal 1993 were $5.3 billion, of which $3.6 billion, or 67.6%, represent entitlement to individuals who had previously performed services or made contributions under programs such as social security, veterans benefits and Medicare. The number of persons employed in Puerto Rico during fiscal 1994 averaged 1,011,000. Unemployment, although at a low level compared to the late 1970s, remains above the average for the United States. In fiscal 1994, the unemployment rate in Puerto Rico was 15.9%. Puerto Rico's decade-long economic expansion continued throughout the five-year period from fiscal 1989 through fiscal 1993. Almost every sector of its economy was affected and record levels of employment were achieved. Factors behind this expansion include Commonwealth sponsored economic development programs, the relatively stable prices of oil imports, the continued growth of the United States economy, periodic declines in exchange value of the United States dollar and the relatively low cost of borrowing during the period. Real gross product amounted to approximately $20.07 billion in fiscal 1993, or 3.1% above the fiscal 1992 level. The Puerto Rico Planning Board's economic activity index, a composite index for thirteen economic indicators, increased 1.6% in fiscal 1994 compared to fiscal 1993, which period showed a decrease of 1.4% over fiscal 1992. Growth in the Puerto Rico economy in fiscal 1994 and 1995 depends on several factors, including the state of the United States economy and the relative stability in the price of oil imports, the exchange value of the U.S. dollar and the cost of borrowing.

Original Issue Discount Bonds and Zero Coupon Bonds

                  Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of current interest. For Federal income tax purposes, original issue discount on such bonds must be amortized over the term of such bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for amortization of original issue discount) will be treated as taxable income or loss. See "The Trust--Tax Status." The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations. In addition, the Code provides that the basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis,


                                                     - 21 -
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as adjusted, and the amount received will be taxable gain or loss to the Unit holders. All or a portion of any such gain may be taxable as ordinary income.


                  There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.


Bonds Subject to Sinking Fund Provisions


                  Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid site valuation higher than their par value, redemption of such obligations at par would result in a loss of capital to a purchaser of Units at the public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". The portfolio and "Summary of Essential Financial Information" in Part I of this Prospectus contain a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.


Other Matters


                  An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.

                  To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or


                                                     - 22 -
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other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.

PUBLIC OFFERING

Offering Price


                  The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust depending on the maturity of each Bond in accordance with the following schedule:


                             Secondary Market Period
                                  Sales Charge

                                                           Percentage
                                   Percentage of              of Net
Years to Maturity Per Bond     Public Offering Price     Amount Invested

     0 Months to 2 Years                     1.0%           1.010%
     2 but less than 3                       2.0%           2.091%
     3 but less than 4                       3.0%           3.093%
     4 but less than 8                       4.0%           4.167%
     8 but less than 12                      5.0%           5.363%
     12 but less than 15                     5.5%           5.820%
     15 or more                              5.9%           6.270%

                  A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

                  A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.

                  Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related

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



custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and, in the case of Series 18 and subsequent Series, MBIA's or MBIAC's commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption."

                  It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.

                  Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

Market for Units

                  Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.


                  If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

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




                  Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.


Distribution of Units

                  The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

                  Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

                  Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

                  Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all

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




the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.


INSURANCE ON THE BONDS

                  Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.

                  By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA and MBIAC policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds in Series 9 through Series 30 and Series 31 and subsequent Series, however, MBIA and MBIAC, respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

                  The insurance policy relating to the Trust is non-cancellable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action

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



against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.


                  The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA or MBIAC policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA or MBIAC policy as to any Bond shall not affect MBIA's or MBIAC's obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA or MBIAC insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.


                  In the case of Series 18 through 30 and Series 31 and subsequent Series, pursuant to irrevocable commitments of MBIA and MBIAC, respectively, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.

                  The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.


                  Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including, as to Series 18 and subsequent Series, the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Defaulted Bond insured by the Trust (as to Series 18 and subsequent Series, the market value of a Defaulted Bond assuming the exercise of the right to obtain Permanent Insurance less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of similar securities not in default or significant risk thereof (as to Series 18 and subsequent Series, the market value of such Defaulted Bonds not covered by Permanent Insurance). Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.


                  Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA or MBIAC as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other

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



parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

                  In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.

                  National Union, which was incorporated in Pennsylvania in 1901, is a stock insurance company which provides fire and casualty insurance and is a wholly-owned subsidiary of American International Group, Inc.


                  Each insurance company constituting MBIA will be severally and not jointly obligated under any MBIA policy obtained by the Trust in the following respective percentages: The Aetna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company, 15%; Aetna Insurance Company*, 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligations of any other member of MBIA. Each insurance company's participation is backed by all of its assets. Each insurance company is, however, a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company will also secure all of its other insurance policy and surety bond obligations.

                  MBIAC is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIAC is a separate and distinct entity from MBIA Inc. MBIAC has no liability to the bondholders for the obligations of MBIA under any policy of insurance. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

                  As of March 31, 1995, MBIAC had admitted assets of $3.5 billion (unaudited), total liabilities of $2.4 billion (unaudited), and total capital and surplus of $1.1 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, MBIAC had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIAC's year end financial statements prepared in accordance with statutory accounting practices are available from MBIAC. The address of MBIAC is 113 King Street, Armonk, New York 10504.

--------
*        Now known as Cigna Property and Casualty Company.

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                  No representation is made herein as to the accuracy or
adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.


                  The contract of insurance relating to the Trust and the negotiations in respect thereof (and, in the case of Series 18 and subsequent Series, certain agreements relating to Permanent Insurance) represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.


                  A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.

                  Because the Securities are insured by the Insurer as to the payment of principal and interest, Standard & Poor's Rating group, a division of McGraw Hill ("Standard & Poor's"), has assigned its "AAA" investment rating to the Units of the Trust and, in the case of Series 17 and subsequent Series, to all the Bonds, as insured, and, in the case of Series 6 and subsequent Series, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.


TAX STATUS (See also "Tax Status" in Part I of this Prospectus)

                  Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from gross income under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series. See "The Trust--Portfolio."

                  Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includible in gross income as capital gain (or loss) for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest. In

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




addition, such gain (or loss) may be long- or short-term, depending on the holding period of the Units. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro-rata, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.

                  Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the individual's alternative minimum tax (currently taxed at a rate of up to 28%); none of the Bonds in the Trust is a private activity bond, the interest on which is subject to the alternative minimum tax; (2) interest on certain private activity bonds issued after August 7, 1986 is included in the calculation of the corporate alternative minimum tax and 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income. Interest on the Bonds is includible in the adjusted current earnings of a corporation for purposes of such alternative minimum tax, the Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing an alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for that portion of the institutions's interest expense allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax on U.S. branches of foreign corporations is implemented which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.

                  The Superfund Revenue Act of 1986 (the "Superfund Act") imposes a deductible, broad-based tax on a corporation's alternative minimum taxable income (before net operating losses and any deduction for the tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax is imposed for tax years beginning after 1986 and beginning before 1996 and is applicable even if the corporation pays no alternative minimum tax. For purposes of the Superfund Act, alternative minimum taxable income includes interest on all tax-exempt bonds to the same extent and in the same manner as the Code. The Superfund Act does not impose a tax on taxpayers other than corporations.

                  Section 86 of the Code provides that a portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $25,000 for an


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individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.


                  In addition, certain "S Corporations" may be subject to minimum tax on certain passive income, including tax-exempt interest, such as interest on the Bonds.


                  At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from regular Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.


                  In the case of certain Bonds which may be included in the Trust, the opinions of bond counsel indicate that, although interest on such Bonds is generally exempt from Federal income tax, such Bonds are "industrial development bonds" under the 1954 Code or are "private activity bonds" as that term is defined in the Code (the following discussion also applies to Bonds that are "industrial development bonds" as they are defined in the 1954 Code in terms similar to those under which private activity bonds are defined in the Code and are generally subject to the same limitations). Interest on certain qualified small issue private activity bonds is exempt from all present Federal income taxation only so long as the "principal user" of the bond-financed facility and any "related person" remain within the capital expenditure limitations imposed by Section 144(a)(4) of the Code and only so long as the aggregate private activity bond limits of Section 144(a)(10) of the Code (Sections 103(b)(6)(D) and 103(b)(15) of the 1954 Code, respectively) are met. In addition, interest on private activity bonds will not be exempt from Federal income tax for any period during which such bonds are held by a "substantial user" of the facilities financed by the proceeds of such bonds (or a "related person" to such a "substantial user"). Interest attributable to such Bonds, if received by a Unit holder who is such a "substantial user" or "related person," will be taxable (i.e., not tax-exempt) to the same extent as if such Bonds were held directly as owner.

                  In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

                  Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation. Also, under Section 291 of the Code, certain financial institutions that acquired Units on or before August 7, 1986 may be subject to a reduction in the amount of interest expense that would otherwise be allowable as a deduction for Federal income tax purposes. Subject to certain exceptions under Section 265 of the Code, no

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deduction is allowed to a financial institution for that portion of the institution's interest expense allocable to tax-exempt interest on Units acquired after August 7, 1986. Investors with questions regarding this issue should consult their tax advisors.


                  The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust, to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount as is a Unit holder's tax basis in his Units. For Bonds issued on or after June 9, 1980 that are redeemed prior to maturity, the difference between the Trust's basis, as adjusted, and the amount received will be taxable gain or loss to the Unit holders.


                  Unit holders should consult their tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that, under applicable provisions governing determination of such state and local taxes, interest on tax-exempt bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

                  If a Unit holder's tax cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.


                  For obligations issued on or before September 27, 1985, bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable) or, otherwise, on a straight-line basis. Thus, if a Unit holder has previously amortized bond premium with respect to other bonds (whether tax-exempt or taxable) on a straight-line basis, the Unit holder may be prohibited from adopting a more favorable method of amortizing bond premium such as a constant interest method. For obligations issued after September 27, 1985, amortizable bond premium must be computed on the basis of the Unit holder's yield to maturity, determined by using the Unit holder's basis for the Bond, compounding at the close of each "accrual period" (as defined in Section 1272(a)(5) of the Code). With respect to any tax-exempt bond, the amount of bond premium is determined with reference to the amount of the basis of such bond and the total amount payable at maturity or on an earlier call date. If the amount payable on an earlier call date is used in determining the amortizable bond premium attributable to the period before the earlier call date, such bond shall be treated as maturing on such date for the amount so payable and then reissued on such date for the amount so payable.


                  The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws

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of such states and local governments vary with respect to the taxation of such obligations.


                  From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.

                  In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.



RIGHTS OF UNIT HOLDERS

Certificates

                  Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

                  Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

                  While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital

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gains, if any (semi-annually), received by the Trust will be distributed on each
Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus, "The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption."

                  The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

                  The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

                  The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units."

                  As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.


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                  Because interest on Securities in the Trust is payable at
varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated. See "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."


Expenses and Charges

                  Initial Expenses

                  At no cost to the Trust, the Sponsors have borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.

                  Fees

                  The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.


                  The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

                  The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States


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Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

                  Insurance Premiums

                  The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIAC Pre-insured Bonds or MBIA Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.

                  Other Charges

                  The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records

                  The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such


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distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.


                  The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

                  Tender of Units

                  While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be cancelled.

                  Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                  Within seven calendar days following such tender or, if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange

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is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

                  Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

                  As to Series 18 and subsequent Series, if the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that (and, in the case of Series 18 and subsequent Series, assuming that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond) Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

                  The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                  Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

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



                  Computation of Redemption Price Per Unit


                  The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."


                  Purchase by the Sponsors of Units Tendered for Redemption

                  The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

                  The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

                  The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales

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




charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.


                  Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.

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




                                          AUTOMATIC ACCUMULATION ACCOUNT

                  The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

                  The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.


                  Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York, Unit Investment Trust Division, P.O. Box 988, Wall Street Station, New York, New York 10268. Read it carefully before you decide to participate.

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




                                                                [ALTERNATE PAGE]


                                          AUTOMATIC ACCUMULATION ACCOUNT


                  For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.


                  The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moodys' (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or
BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

                  Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust Division, P.O. Box 988, Wall Street Station, New York, New York 10268. Read it carefully before you decide to participate.

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



                                                     SPONSORS

                  Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

                  Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Municipal Insured National Trusts and for the prior Series of Empire State Municipal Exempt Trust (including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3). Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.


                  Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 67 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.


Limitations on Liability

                  The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

                  The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the

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



Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption." The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

                  Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.


                  If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."


                  The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.


                  Notwithstanding the foregoing, in connection with final distributions to Unit holders (if, as to Series 18 and subsequent Series, the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond), because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All

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



proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

                  The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

                  Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


                  At September 30, 1994, the total partners' capital of Glickenhaus was $112,898,000 (audited); and at March 31, 1995, the total stockholders' equity of Lebenthal was $3,561,506 (audited).


                  The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.


                                                      TRUSTEE

                  The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (212) 815-2000. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times

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



an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability


                  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."


Responsibility

                  For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and
"Sponsors--Resignation."

Resignation

                  By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


                                                     EVALUATOR

                  The Evaluator is Muller Data Corporation, a New York corporation, with main offices at 395 Hudson Street, New York, New York 10014. Muller Data Corporation is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability

                  The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

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




Responsibility

                  The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

Resignation

                  The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

                  The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

                  The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or (ii) by the Trustee; provided, however, that the holders of at least 33-1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, as to Series 9 and subsequent Series, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.

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




                                                  LEGAL OPINIONS


                  Certain legal matters have been passed upon by Hall, McNicol, Hamilton & Clark, The News Building, 220 East 42nd Street, New York, New York 10017, as counsel for the Sponsors as to Series 1 through 8, by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64 and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as special counsel for the Sponsors as to Series 65 subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series. Tanner, Propp, Fersko & Sterner, 99 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.



                                                     AUDITORS


                  The financial statements of the Trust included in Part I of this Prospectus have been audited by BDO Seidman, LLP, independent certified public auditors, as stated in their report with respect thereto, and are included therein in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.



                                            DESCRIPTION OF BOND RATINGS


                  A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


                  The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the

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



         adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                  BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

                  SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

                  SP-2:  Satisfactory capacity to pay principal and interest.

                  SP-3:  Speculative capacity to pay principal and interest.

*Moody's Investors Service, Inc. ("Moody's") rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

                  Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa"

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



         securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

                  Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or
         (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers "1," "2" and "3" in each rating classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.

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




This Prospectus contains information concerning the Trust and the Sponsors, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby



-------------------------------------------------------


                           INDEX
-------------------------------------------------------


                                                      Page

The Trust..............................................  1

Public Offering........................................ 23

Estimated Current Return and Estimated Long-Term Return to
    Unit Holders....................................... 25

Insurance on the Bonds................................. 26

Tax Status............................................. 29

Rights of Unit Holders................................. 33

Automatic Accumulation Account......................... 41

Sponsors............................................... 42

Trustee................................................ 44

Evaluator.............................................. 45

Amendment and Termination of
  the Trust Agreement.................................. 46

Legal Opinions..........................................47

Auditors............................................... 47

Description of Bond Ratings............................ 47


No person is authorized to give any information or
to make any representations not contained in this
Prospectus and any information or representation
not contained herein must not be relied upon as
having been authorized by the Trust or the Sponsors.
This Prospectus does not constitute an offer to sell,
or a solicitation of an offer to buy, securities in any
state to any person to whom it is not lawful to make such
offer in such state.
-------------------------------------------------------



                                  EMPIRE STATE
                             MUNICIPAL EXEMPT TRUST


                               GUARANTEED SERIES


                               PROSPECTUS, PART II




                                    Sponsors:


                                GLICKENHAUS & CO.
                               6 East 43rd Street
                            New York, New York 10017
                                  (212)953-7532



                              LEBENTHAL & CO., INC.
                                  120 Broadway
                            New York, New York 10272
                                  (212)425-6116




C/M:  10726.0053 279831.2

                                                      PART II

                                        ADDITIONAL INFORMATION NOT REQUIRED
                                                   IN PROSPECTUS

                                        CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:


The facing sheet on Form S-6.
The Cross-Reference Sheet.
The Prospectus.
Signatures.
Written Consent of the following persons:
        Consent of Independent Auditors.
        Consent of Counsel (previously filed)
        Consents of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).


The following exhibits:


*99.5.1       --         Consents of the Evaluator including Confirmation of
                         Ratings.



99.6.1        --         Copies of Powers of Attorney of General Partners of
                         Glickenhaus & Co. (filed as Exhibit 6.1 to Amendment
                         No. 1 to Form S-6 Registration Statement No. 33-58492 of Empire State Municipal Exempt Trust, Guaranteed
                         Series 95 on May 12, 1993, and as Exhibit 5.2(a) to
                         Amendment No. 1 to Form S-6 Registration Statement No.
                         33-78036 of MINT Group 11 on May 3, 1994, and incorporated herein by reference).


99.6.2        --         Copies of Powers of Attorney of Directors and certain
                         officers of Lebenthal & Co., Inc. (filed as Exhibit 6.2 to Amendment No. 1 to Form S-6 Registration Statement
                         No. 33-55385 of Empire State Municipal Exempt Trust,
                         Guaranteed Series 109 on November 2, 1994, and incorporated herein by reference).

*27           --         Financial Data Schedule (for EDGAR filing only).


--------
*       Being filed by this Amendment.


                                                      II-1
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


                                                    SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 97 and Guaranteed Series 98 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of September, 1995.


              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 97
              AND GUARANTEED SERIES 98
              (Registrants)

              GLICKENHAUS & CO.
              (Depositor)



              By:/s/ BRIAN C. LAUX
              Brian C. Laux
              (Authorized Signatory)

           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                             Title                                               Date

ROBERT SANTORO*                  General Partner                                     )
                                                                                     )
ALFRED FEINMAN*                  General Partner                                     )  September 20, 1995
                                                                                     )
                                                                                     )
SETH M. GLICKENHAUS*             General Partner                                     )
                                                                                     ) By: /s/ BRIAN C. LAUX
STEVEN B. GREEN*                 General Partner,                                    )    Brian C. Laux
                                 Chief Financial Officer                             )    Attorney-in-Fact*
                                                                                     )
ARTHUR WINSTON*                  General Partner                                     )
                                                                                     )
JEFFREY L. LEDERER*              General Partner                                     )
                                                                                     )

---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Amendment No. 1 to Registration Statement No. 33-58492 on May 12, 1993 and as Exhibit 5.2(a) to Amendment No. 1 to Registration Statement No. 33-78036 on May 3, 1994.


                                                      II-2
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



                                                    SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Guaranteed Series 97 and Guaranteed Series 98 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 20th day of September, 1995.

              EMPIRE STATE MUNICIPAL EXEMPT TRUST,
              GUARANTEED SERIES 97
              AND GUARANTEED SERIES 98
              (Registrants)

              LEBENTHAL & CO., INC.
              (Depositor)


              By:/s/ D. WARREN KAUFMAN
              D. Warren Kaufman
              (Attorney-in-Fact)


           Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.



Name                                 Title                               Date

H. GERARD BISSINGER, II*             Director                            )
                                                                         ) September 20, 1995
JEFFREY M. JAMES*                    Director                            )
                                                                         )
D. WARREN KAUFMAN*                   Director                            )
                                                                         ) By: /s/ D. WARREN KAUFMAN
ALEXANDRA LEBENTHAL*                 Director, President                 )     D. Warren Kaufman
                                                                         )     Attorney-in-Fact*
JAMES A. LEBENTHAL*                  Director, Chief                     )
                                     Executive Officer                   )
                                                                         )
DUNCAN K. SMITH*                     Director                            )


---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.

                                                      II-3
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



                                                CONSENT OF COUNSEL


        The consent of Battle Fowler LLP to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion filed previously.




                                          CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of

        EMPIRE STATE MUNICIPAL EXEMPT TRUST GUARANTEED SERIES 97
        AND GUARANTEED SERIES 98


        We hereby consent to the use in Post-Effective Amendment No. 2 to Registration Statement No. 33-64938 of our opinion dated June 30, 1995 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 97 and Guaranteed Series 98 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.



BDO SEIDMAN, LLP


New York, New York
September 29, 1995





                                                      II-4
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





Exhibit          Description                                        Page No.


*99.5.1    --    Consents of the Evaluator including
                 Confirmation of Ratings.

99.6.1     --    Copies of Powers of Attorney of General Partners of
                 Glickenhaus & Co. (filed as Exhibit 6.1 to Amendment
                 No. 1 to Form S-6 Registration Statement No. 33-
                 58492 of Empire State Municipal Exempt Trust,
                 Guaranteed Series 95 on May 12, 1993, and as Exhibit
                 5.2(a) to Amendment No. 1 to Form S-6 Registration
                 Statement No. 33-78036 of MINT Group 11 on May 3,
                 1994, and incorporated herein by reference).

99.6.2     --    Copies of Powers of Attorney of Directors and
                 certain officers of Lebenthal & Co., Inc. (filed as
                 Exhibit 6.2 to Amendment No. 1 to Form S-6
                 Registration Statement No. 33-55385 of Empire State
                 Municipal Exempt Trust, Guaranteed Series 109 on
                 November 2, 1994, and incorporated herein by reference).

*27        --      Financial Data Schedule (for EDGAR filing only).

--------
*       Being filed by this Amendment.


C/M:  10726.0053 299353.1